EXHIBIT 99.2



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                                 FLORIDA ROCK INDUSTRIES, INC.

                               CONFERENCE CALL ON JUNE 17, 2007

                                     AT 10:00 O'CLOCK A.M.



                                Conference call transcribed by:

                       Dorie A. Morgan, Registered Professional Reporter



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           1                         A P P E A R A N C E S

           2

           3        John Baker, President and CEO
                    John D. Milton, Jr., Executive Vice President & CFO
           4 Wally Patzke, Vice President & Chief Accounting Officer John Fox, Fennimore Asset Management
           5        David Weaver, Adams Express
                    Meryl Witmer, Eagle Capital
           6        Wayne Cooperman, Cobalt Capitol
                    Akis Dalgiannakis, Deutsche Bank
           7        Todd Vencil, Davenport & Company
                    Brian Hennessey, Tribeca Management
           8        Thomas Rigo, Farallon Capitol
                    Mike Betts, JP Morgan
           9        Michael Lewittes, JL Advisors
                    Liz Barney, Eagle Capitol
          10        Rachel Lakowski, Reporter
                    Garik Shmois, Longbow Research
          11

          12

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           1                                -  -  -

           2                  THE OPERATOR:  This is a recording of the

           3             John Milton teleconference with the Florida Rock

           4             Industries on July 17th, 2007 at 9:00 o'clock

           5             central/standard time.

           6                  Excuse me, everyone.  We now have John Baker,

           7             President and CEO of Florida Rock Industries,

           8             Incorporated in conference.  Please be aware that

           9             each of your lines is in a listen-only mode.  At

          10             the conclusion of this presentation, it will open

          11             up for questions.  At that time, instructions will

          12             be given as to the procedure to follow if you

          13             would like to ask a question.

          14                  I would now like to turn the conference over

          15             to John Baker.  Mr. Baker, you may begin.

          16                  MR. BAKER:  Good morning to all of you all.

          17             I appreciate you joining us this morning.  With me

          18             this morning are John Milton, our executive vice

          19             president and CFO, and Wally Patzke, our vice

          20             president and chief accounting officer.

          21                  You are cautioned that any statements in this

          22             call which relate to the future are, by their

          23             nature, subject to risk and uncertainties that

          24             could cause actual results and events to differ

          25             materially from those indicated in such



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           1             forward-looking statements.

           2                  These include general business conditions,

           3             competitive factors, political, economic

           4             regulatory and weather conditions, pricing

           5             government spending levels on transportation

           6             projects, interest rate changes, energy and

           7             transportation costs and technological

           8             contingency.

           9                  Additional information regarding these and

          10             other risk factors and uncertainties may be found

          11             in the company's filing with the Securities and

          12             Exchange Commission.

          13                  Last Friday, we received word that the judge

          14             in our Miami case had ruled that all the permits

          15             issued in the Miami Lake Belt should be vacated.

          16             However, he stayed the effect of that vacature on

          17             all but three of the quarries until the Corps of

          18             Engineers completes their supplemental

          19             environmental impact statement this fall.

          20                  He felt that three of the quarries, one of

          21             which was ours, were too close to the Miami Dade

          22             well field and any further excavation should stop

          23             effective at 5:00 o'clock today.

          24                  In refusing to stay the vacature of the

          25             mining permits for the three companies, the judge



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           1             cited his concern with prior detection of benzene

           2             in the well field.  Our evidence shows that the

           3             benzene is not a present threat to the well field

           4             and is not necessarily attributable to mining

           5             operations.

           6                  We will file an appeal of his order to the

           7             11th Circuit Court of Appeals in Atlanta and

           8             request a stay of his order shutting us down.  In

           9             the meanwhile, we will, of course, comply with the

          10             judge's order and cease our excavation this

          11             afternoon.

          12                  To put this in perspective:  Our Miami quarry

          13             employs 68 people and has property, plant and

          14             equipment of approximately 77,397,000 of which

          15             23,543,000 is land.  I would ask you to note that

          16             these are updated numbers from the numbers in our

          17             press release.

          18                  A significant part of this investment is a

          19             new $35,000,000 rock crushing plant that recently

          20             came on stream and which is in its shake-down

          21             period.  For the nine months ended June 30, 2007,

          22             the company sold 2,467,000 tons of aggregate from

          23             the Miami quarry, generating $28,673,000 in

          24             revenues.

          25                  We made $11.2 million in gross profit before



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           1             selling general and administrative expenses the

           2             first three quarters, which is less than 5 percent

           3             of the company's overall gross profit.

           4                  We do not expect the ruling will impact the

           5             company's pending merger with Vulcan Materials

           6             Company.  At the present time, our focus is on the

           7             exercise of our appeal rights and the request for

           8             a stay.

           9                  The contingency plans for our operations if

          10             the stay is not achieved are still very much in

          11             the formative stages.  We're talking with

          12             customers and suppliers as we speak and develop

          13             this game plan.

          14                  I'm going to stop now and let you ask any

          15             questions you may have.  I'm going to apologize in

          16             advance, however, if we're unable to give you much

          17             detail beyond what we've already said.  I think

          18             you can appreciate that our lawyers have advised

          19             us to keep our comments to a minimum while this is

          20             in litigation.

          21                  For those of you that would like to read the

          22             decision, we will post a link to the order on the

          23             investor relations portion of our website under

          24             the title Lake Belt ruling.

          25                  So now, if you would like, I'd be delighted



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           1             to try to entertain any questions you may have.

           2                  THE OPERATOR:  At this time, we will open the

           3             floor for questions.  If you would like to ask a

           4             question, please press the star key followed by

           5             the 1 key on your touch tone phone now.

           6                  Questions will be taken in the order in which

           7             they are received.  If, at any time, you would

           8             like to remove yourself from the questioning

           9             queue, press star 2.

          10                  Okay.  My first question today comes from

          11             Mr. John Fox with Fennimore Asset Management.

          12                  MR. FOX:  Yeah.  Hi.  Good morning.  I just

          13             wondered if you could tell us a little bit more

          14             about the appeals process and any type of expected

          15             time line that you might have, how that all works.

          16                  MR. BAKER:  I'm going to ask John Milton to

          17             answer that question.

          18                  MR. FOX:  Okay.  Thank you.

          19                  MR. MILTON:  Thank you, John and John.  The

          20             correct answer to that is that we will file the

          21             notice of appeal, anticipate it to be today later

          22             this week within -- certainly within seven days of

          23             the ruling, we will file the request for a stay.

          24                  After that time, John, it is -- the time

          25             period is solely in the jurisdiction and



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           1             discretion of the 11th Circuit Court of Appeals,

           2             and I would not presume to estimate their time

           3             line.

           4                  MR. FOX:  Okay.  So the outcomes at that

           5             point are that they would make a decision on the

           6             stay and you would be able to continue to operate?

           7                  MR. MILTON:  Hopefully.

           8                  MR. FOX:  Or they will not, and you'll be in

           9             the position you are now?

          10                  MR. MILTON:  That's correct.

          11                  MR. FOX:  Okay.  Is there another appeal or

          12             anything should you get a negative decision at

          13             that point?

          14                  MR. MILTON:  There would be -- I don't want

          15             to go that far.  It would depend on the nature of

          16             the denial, John, in all of that.

          17                  MR. FOX:  Right.  It would depend on the

          18             facts at that time?

          19                  MR. MILTON:  That's correct.  But suffice it

          20             to say right now, that's the focus of our efforts.

          21                  MR. FOX:  Okay.  And then it says in the

          22             release that a lot of the -- or some of the rock

          23             that you use is for your own -- produced is for

          24             your own concrete operations in various parts of

          25             the state.



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           1                  So can you talk about how you'll source rock

           2             if you're not allowed to produce the amount in

           3             Miami?

           4                  MR. BAKER:  I can talk about it, but I don't

           5             know the answer.

           6                  MR. FOX:  Okay.

           7                  MR. BAKER:  It would -- that's, you know,

           8             something that we're obviously working very hard

           9             on.  We're talking with other suppliers to see

          10             what we can do, what's available, and that's

          11             something that will just have to play out.  That's

          12             one of the exciting parts of this whole exercise.

          13                  MR. FOX:  Okay.  And could you talk about

          14             maybe just more from an industrywide perspective

          15             in Miami how will they be able to get stone?  You

          16             know, are there waterborne ways to bring it in?

          17             Is it rail?  I mean, what are the alternatives for

          18             Miami at this point?

          19                  MR. BAKER:  You bring up a good point, John.

          20             In Miami, historically no bulk materials have been

          21             brought in.  So for the local area of Miami, if

          22             all these were shut down, you would presume that

          23             rock would either have to be railed in from

          24             Georgia or shipped in probably to Port Canaveral

          25             or Tampa and transported either by rail or by



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           1             truck to the Miami area.

           2                  MR. FOX:  John, you cut out a little bit in

           3             the beginning of the answer.  There is no -- at

           4             least historically, been no way to ship rock into

           5             Miami; is that what you said?

           6                  MR. BAKER:  By ship.  But no bulk products

           7             are allowed in through the Miami port.  Now, could

           8             that change in an emergency?  You know, of course

           9             it could.

          10                  MR. FOX:  Okay.  Thank you.

          11                  THE OPERATOR:  Thank you, sir.

          12                  Our next question comes from David Weaver

          13             with Adams Express.

          14                  MR. WEAVER:  Good morning.

          15                  MR. BAKER:  Good morning, David.

          16                  MR. WEAVER:  Can you give us an idea of -- I

          17             guess, your plant, on an annualized basis, is

          18             about 4,000,000 tons.  Do you know what's coming

          19             out of the system from the other two facilities

          20             that are being shut down?

          21                  MR. BAKER:  I can only speculate.  It would

          22             be in the neighborhood of 10,000,000 tons or

          23             something like that.

          24                  MR. WEAVER:  Altogether?

          25                  MR. BAKER:  Yeah.



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           1                  MR. WEAVER:  And if the Miami market -- is

           2             that roughly a 50- to 60,000,000 ton market?

           3                  MR. BAKER:  Right.  That's the entire

           4             production for Miami for the state.

           5                  MR. WEAVER:  Okay.  Now, and the order from

           6             the Court, does that apply just to the pit

           7             operations, or are you allowed to process and sell

           8             what you've got?

           9                  MR. BAKER:  That's what -- the decision says

          10             we're allowed to process and produce what we've

          11             excavated.

          12                  MR. WEAVER:  Do you know how much time you'll

          13             be able to -- how much you've got on the ground?

          14                  MR. BAKER:  We are going through that very

          15             carefully and trying to develop a plan on how to

          16             best process it, how long to string it out.  Our

          17             plans are uncertain at this point.

          18                  MR. WEAVER:  Okay.  And is your Auburn,

          19             Alabama plant up and running and does that have

          20             the ability to rail into Florida?

          21                  MR. BAKER:  It is up and running in part.  I

          22             think we're almost ready to go there.  You would

          23             not expect the Auburn plant, under normal

          24             conditions, to ship into Florida because, number

          25             one, its granite and most of our ready-mix



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           1             operations would far prefer limestone.

           2                  It is -- the market for that is really the

           3             Gulf Coast, like with Alabama, Mississippi.  And

           4             with some -- and the panhandle of Florida.  We

           5             might ship some into Central Florida for surface

           6             coarse under normal conditions.

           7                  Having said all that, it's a 2,000,000 ton

           8             quarry when we get it fully operational, so we

           9             expect it to be sold out notwithstanding anything

          10             in Florida.  I don't think it's going to be much

          11             help.

          12                  MR. WEAVER:  Okay.  And I guess with 15 or

          13             20 percent of the Miami production coming off

          14             line, how quickly do you think prices in that

          15             market will react, or have you already seen

          16             actions taken by competitors?

          17                  MR. BAKER:  You know, I'd be speculating

          18             totally.  I've seen nothing from competitors at

          19             this point.  I don't know.

          20                  MR. WEAVER:  Okay.  Thank you very much.

          21                  THE OPERATOR:  Thank you, sir.

          22                  Our next question comes from Meryl Witmer

          23             with Eagle Capital.

          24                  MS. WITMER:  Hi.  My questions were just

          25             asked.  Thank you, though.



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           1                  MR. BAKER:  Okay.  Thank you, Meryl.

           2                  THE OPERATOR:  Okay.  Our next question comes

           3             from Wayne Cooperman with Cobalt Capital.

           4                  MR. COOPERMAN:  You might have answered this

           5             question, but I didn't catch it.  How much

           6             increased tonnage do your own plants have that you

           7             could supply the market to offset what was coming

           8             from the plant that you had to shut?

           9                  MR. BAKER:  It's a perfect question and a

          10             very complicated one.  We have a quarry in Fort

          11             Myers that we can increase production.  It is

          12             truck served, and we're trying to see whether we

          13             can get access to trucks and at what price.

          14                  And so this is really part of our efforts to

          15             supply our operations and see if we can do so

          16             economically.  We don't know at this point.

          17                  MR. COOPERMAN:  Right.  And then the other

          18             guys, I don't think, have any other quarries in

          19             the area, if that's correct.

          20                  MR. BAKER:  No.  Tarmac does not; White Rock

          21             does.

          22                  MR. COOPERMAN:  Okay.  Thanks.

          23                  MR. BAKER:  Thank you.

          24                  THE OPERATOR:  Thank you, sir.

          25                  Our next question comes from Akis



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           1             Dalgiannakis with Deutshche Bank.

           2                  MR. DALGIANNAKIS:  Yes, sir.  Hello.  I

           3             wanted to ask you a quick question.  By talking to

           4             Tarmac, they announce that they also plan to

           5             appeal.  I mean, is this a joint effort or every

           6             operator will appeal separately the decision?

           7                  The second question is, do you have any

           8             estimate whatsoever on how long it will take the

           9             Army Corps of Engineers to complete the

          10             supplemental environmental impact statement?

          11                  And the third is, you talked about shipping

          12             the rock into Florida from other parts of the

          13             U.S., but realistically, is it at all possible to

          14             ship all of the rock, assuming that the operations

          15             would stop all, or is it just a portion of the

          16             rock that can be shipped eventually?

          17                  MR. BAKER:  We're all joining in on the

          18             appeal together.  The rock -- the third question

          19             was when -- or the second question was when is the

          20             Corps' supplemental environmental impact statement

          21             due.  Of course, that's in their hands and we

          22             don't know.  We're thinking it's going to be this

          23             fall, but I'm sure their plans have been changed

          24             by all this.  So I think that would be in flux.

          25             And what I just said is probably historically



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           1             accurate and probably currently inaccurate.  So I

           2             don't know when the Corps will do theirs.

           3                  The answer to your question about whether

           4             sources from outside of Florida, whether

           5             international or domestic, can replace supply in

           6             Florida, I think it will take a long time for

           7             offshore sites to be developed that will come

           8             close to doing that if all the quarries are shut

           9             down as the judge has ordered.  That's when the

          10             Corps's supplemental environmental impact

          11             statement comes out.  I think it's very

          12             problematical.  It will be a problem for the

          13             state.

          14                  MR. DALGIANNAKIS:  Thank you very much.

          15                  THE OPERATOR:  Thank you, sir.

          16                  Our next question comes from Todd Vencil with

          17             Davenport & Company.

          18                  MR. VENCIL:  Thanks very much.

          19                  John, do you have any other options for that

          20             new plant that you guys just put up?

          21                  MR. BAKER:  I was hoping you would have some

          22             options for it, Todd.  Yeah.  We -- most of the,

          23             you know, conveyers, crushers, screens, things

          24             like that, you can move to another location.  And

          25             clearly we're growing, hopefully, as we merge with



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           1             Vulcan, and they are, of course, growing, and

           2             there will be opportunities to move the equipment.

           3                  Now, a lot of what you've spent has been in

           4             site preparation, electrical and things like that

           5             that absolutely are gone.

           6                  MR. VENCIL:  Okay.

           7                  MR. BAKER:  Now, if you got half of your

           8             assets back, that would be better than normal.

           9                  MR. VENCIL:  Okay.  Now, do you have any

          10             thoughts -- I mean, I know you're still in the

          11             preliminary stages, but, I mean, do you have any

          12             thoughts at all on what sort of -- the increase in

          13             cost would be to the extent that you can replace

          14             tons from other places?

          15                  MR. BAKER:  I really don't.

          16                  MR. VENCIL:  Okay.

          17                  MR. BAKER:  It depends on where we can get

          18             them.  Clearly, we won't be making money on Miami

          19             rock.  I mean, that money's gone.

          20                  MR. VENCIL:  Right.

          21                  MR. BAKER:  And what it will cost us to

          22             supply ourselves will depend on what competitors

          23             do, and that's a scenario that is getting played

          24             out.

          25                  MR. VENCIL:  Okay.  What other sources of



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           1             benzene would there be other than the sort of

           2             blasting process?

           3                  MR. BAKER:  It could be anything.  The

           4             benzene could have been in the ground forever, I

           5             mean, from, you know, long ago and far away.  Now,

           6             our -- I won't try to argue the case on the

           7             benzene now, but I think the fair thing to say is

           8             that there was no way that they could establish it

           9             was us, and we didn't have any idea where else it

          10             could be from.  So it's an unresolved mystery at

          11             this point.

          12                  But probably more importantly is that the

          13             Miami water system is equipped to handle benzene.

          14             When the benzene hits air, it evaporates and they

          15             strip out the water in their process.  So it's

          16             absolutely of no effect whatsoever to the health

          17             and safety of the people of Miami.  The water is

          18             fine.

          19                  MR. VENCIL:  Okay.  And the final question

          20             was just a clarification.  When you're talking

          21             about the three -- the quarries that were shut

          22             down in Miami, did the 10,000,000 tons include

          23             your 4,000,000?

          24                  MR. BAKER:  It did not.

          25                  MR. VENCIL:  Okay.  Thank you.  14,000,000



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           1             total, then?

           2                  MR. BAKER:  Yeah.  And that's a guess.

           3                  MR. VENCIL:  Yeah, sure.  Okay.  Thank you.

           4                  THE OPERATOR:  Thank you.

           5                  Our next question comes from Brian Hennessey

           6             with Tribeca Management.

           7                  MR. HENNESSEY:  Yes.  (Unintelligible) this

           8             ruling is carved out of the MAC definition, so

           9             there is no impact of the merger regardless of the

          10             outcome of the appeal; is that correct?

          11                  MR. BAKER:  That's what we think.

          12                  MR. HENNESSEY:  Okay.  What is Vulcan's

          13             reaction to this ruling?  I mean, are they

          14             disappointed because this removes 5 percent of

          15             their -- of your reserve capacity in the

          16             short-term, or are they more excited about the

          17             pricing impact?

          18                  MR. BAKER:  To be honest with you, we have

          19             not discussed what their -- I reported to Don

          20             James what has happened, and we didn't go into

          21             whether he was excited or what his strategy was.

          22             I mean, we're still competitors at this point.

          23                  MR. HENNESSEY:  One last question.  Can you

          24             give us an update on the HSR process?  Is it

          25             pretty much still bogged down in the market



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           1             definition issues, or is it just going to take a

           2             little bit longer to get approval or --

           3                  MR. BAKER:  We have gotten a second request

           4             during the process of complying, and the lawyers

           5             have asked me not to try to detail to you all the

           6             status of those negotiations because it might

           7             prejudice us.  So let me just leave it at that.

           8                  MR. HENNESSEY:  Thank you.

           9                  THE OPERATOR:  Thank you, sir.

          10                  Our next question comes from Thomas Rigo with

          11             Farallon Capitol.

          12                  MR. RIGO:  John, thanks for taking my

          13             question.

          14                  MR. BAKER:  Yes, Thomas.

          15                  MR. RIGO:  Do you think all this might have

          16             put your concrete customers in the state of mind

          17             where they might accept price increases?

          18                  MR. BAKER:  I like the way you think.  I

          19             don't know.  I don't know.  I have not been out

          20             talking to our customers or even to our own people

          21             about this.  We've been trying to figure out how

          22             to resolve it and get ourselves supplied.

          23                  The market is tough out there.  We'll just

          24             have to wait and see.  I would expect that we

          25             would go for price increases if, in fact, we got



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           1             price increases.  If rock becomes very short, then

           2             I expect that the market will react.  I'm just

           3             speculating, and I know that's what you asked me

           4             to do and -- but I don't know.

           5                  MR. RIGO:  Okay.  Thank you.

           6                  THE OPERATOR:  Thank you.

           7                  Our next question comes from John Fox with

           8             Fennimore Asset Management.

           9                  MR. FOX:  Yeah.  I just have a follow-up

          10             question, and maybe it's for John Milton.  Could

          11             you talk about the process with the Army Corps of

          12             Engineers?  They're going to do this study, and

          13             timing is unknown, I guess, maybe the fall, then

          14             what happens?  I mean, can the permits all be

          15             reissued and you can begin producing again, or

          16             what are the various things that can happen at

          17             that point?

          18                  MR. MILTON:  John, I guess the most direct

          19             way to answer that question is that under the

          20             judge's order, when the supplemental environmental

          21             impact statement has been completed, the

          22             application of his order ceases by definition.

          23                  MR. FOX:  Okay.

          24                  MR. MILTON:  And the responsibility for

          25             mining, the authority to grant mining or not to



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           1             grant mining, will rest with the Corps of

           2             Engineers, and it will be their time frame.  The

           3             supplemental environmental impact statement is a

           4             required step in the process of determining

           5             reissuance of permits or denial of permits.

           6                  So at the end of the day, the Corps of

           7             Engineers will make the decision as to what and

           8             where mining can occur, if it can occur.  The

           9             judge, obviously, has gone to great lengths, in

          10             this opinion and his March '06, opinion to advise

          11             the Corps of his opinion of how they should assess

          12             different risk factors.

          13                  MR. FOX:  Okay.  Thank you.

          14                  THE OPERATOR:  Thank you.

          15                  Our next question comes from Meryl Witmer

          16             with Eagle Capital.

          17                  MS. WITMER:  You know, I happen to have read

          18             the judge's order, and on the benzene question he

          19             said that there were portions of -- I don't know,

          20             I can't remember the exact terminology, but there

          21             are certain portions of the Miami water system

          22             that were shut down because of the high levels of

          23             benzene, like they were 60 and it had to be one or

          24             below.

          25                  And so is that -- I mean, did that happen, or



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           1             like is the judge offering this information,

           2             because you said --

           3                  MR. BAKER:  John, will you answer that?

           4                  MR. MILTON:  Meryl, the best I can tell you

           5             is that there are a series of wells in that well

           6             field from which they pump.  When the well showed

           7             an appearance of benzene, that pumping well was

           8             temporarily shut down and they continued to supply

           9             the water supply from the other wells where the

          10             contamination did not show up.

          11                  The process is detailed in the Court's

          12             opinion and was detailed in the evidence

          13             presented.  Our information today is that while

          14             there may be a plume of benzene somewhere in that

          15             area, it is not showing up today in the monitoring

          16             wells at any threatening level.

          17                  And as John previously described, the way the

          18             water comes from the well through the processing

          19             plant would take care of any small concentrations

          20             of benzene so that it would not jeopardize the

          21             actual water supply going to consumers.

          22                  MS. WITMER:  He said -- I mean, I think the

          23             judge said that the system could handle small ones

          24             but it can't handle big ones, and that's a big

          25             upgrade and it doesn't matter anyway because he



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           1             doesn't want to put the aquifer ruin?  Is that --

           2                  MR. MILTON:  That's what he said.  That's

           3             what he --

           4                  MS. WITMER:  Yeah, that's -- but is he --

           5             taking his opinion aside about, you know, he

           6             doesn't want -- is it -- so it was 60, they do

           7             shut down some of it, the Miami water system can't

           8             handle that, this is all -- is that -- I'm just

           9             wondering if he got anything wrong in there or was

          10             overreading into something or if he pretty much

          11             stated the facts.

          12                  MR. BAKER:  Let me say this.  John Milton is

          13             probably going to have a fit when I say this.  I

          14             will tell you we disagree violently with the judge

          15             on most of his conclusions.

          16                  MS. WITMER:  On the conclusions, but the

          17             facts set, the 60 and the well getting closed and

          18             the --

          19                  MR. BAKER:  That's true.  That happened.

          20                  MS. WITMER:  Can the Miami water system

          21             handle 60, you know, every unit they use of

          22             benzene in it, or is the solution you just shut

          23             down those well heads and pull from the others?

          24                  MR. MILTON:  Meryl, we don't want to retry

          25             this case on this conference call, and you're now

           1             asking questions that all of the experts testified

           2             on at the hearing.  And I will just tell you that

           3             there was other testimony in the record that was

           4             substantially different --

           5                  MS. WITMER:  Oh, okay.  I understand.

           6                  MR. MILTON:  -- from the account that you

           7             are --

           8                  MS. WITMER:  Oh, that's what I mean.

           9                  MR. MILTON:  -- hearing.

          10                  MS. WITMER:  Yeah.  Because I hear what

          11             you're saying; I know what he wrote.  So there's

          12             other things that just weren't in his opinion that

          13             you think are offsetting?

          14                  MR. MILTON:  There is other professional

          15             testimony.

          16                  MS. WITMER:  Okay.

          17                  MR. MILTON:  Realize that the authorities

          18             responsible for the Miami water system have not

          19             come forward to think this is a threat to that

          20             water system.

          21                  MS. WITMER:  Okay.  Thank you.  New subject,

          22             the rock that you can't produce anymore after

          23             tonight, does that supply your concrete operation?

          24                  MR. BAKER:  Yes.

          25                  MS. WITMER:  So when you look at the numbers,

           1             you take -- I mean, how does it work internally

           2             with your numbers?  It's like you're selling it

           3             internally and it counts as an outside sale?

           4                  MR. BAKER:  Yeah.  What we do is we sell our

           5             rock, and, of course, we have some outside sales

           6             as well, too, but we supply a large percentage of

           7             our own concrete with our rock from Miami.  And

           8             the way we account for it is we charge market

           9             prices for the rock, and --

          10                  MS. WITMER:  Okay.

          11                  MR. BAKER:  -- hopefully to make a profit.

          12             As I mentioned to you, we've made 11,000,000 thus

          13             far this year.

          14                  So to the extent that we're able to get rock

          15             in our concrete operations at market price, then

          16             the impact on us is the loss of profits of the

          17             quarry and not on the ready-mix.  If, for some

          18             reason, we couldn't get rock and had to scale back

          19             our operations in our concrete business, you know,

          20             it's a different kettle of fish.

          21                  MS. WITMER:  Right.  But, I mean, it's a

          22             free-market economy.  So if the price of rock

          23             doubles, say, you would just add however much rock

          24             goes into where you ordered concrete, presumably

          25             the market forces work, the price of concrete and

           1             it would run through?

           2                  MR. BAKER:  We'd either add it to the price,

           3             but we know we would add it to the cost.  We hope

           4             we could add it to the price.

           5                  MS. WITMER:  Okay.  In the past when rock

           6             goes up, does that generally get passed through?

           7                  MR. BAKER:  Yes.

           8                  MS. WITMER:  Okay.  Great.  Thank you.

           9                  THE OPERATOR:  Thank you, ma'am.

          10                  Our next question comes from Mike Betts with

          11             JP Morgan.

          12                  MR. BETTS:  Hello.  Good morning, John.  I

          13             just have a few questions really to clarify --

          14             really two questions just on the ready-mix.  I

          15             know it's the worst case scenario, but could you

          16             give us some indication of the value of sales of

          17             ready-mix that we're referring to served by this

          18             quarry?

          19                  MR. BAKER:  I haven't got those numbers at my

          20             fingertips, and we have not historically broken

          21             out our Florida operations.

          22                  MR. BETTS:  On the number of cubic meters of

          23             ready-mix or cubic yards?

          24                  MR. BAKER:  I think -- I don't have those

          25             numbers at my fingertips.  But more importantly,

           1             we've never -- for comparative reasons, never

           2             broken out our Florida volumes separately from our

           3             other volumes, and so I'd be hesitant to do that.

           4                  MR. BETTS:  Okay.  That's understood.

           5                  And the second question is, going back to the

           6             issue when you get the environmental impact

           7             statement, once that's issued and while we're

           8             still waiting for the Corps' minds to either to

           9             reissue or they won't issue the permits, what

          10             happens during that intervening period?  I mean,

          11             are the ten permits then still valid, or would the

          12             three to be cancelled until that happens?

          13                  What actually happens between that

          14             environmental statement being issued and the

          15             Corps' decisions on whether the permits should be

          16             reissued or not?  Will production be, in your

          17             case, allowed to start again and other cases

          18             continue, or will there be a total stop until the

          19             permits -- a decision is finally made on the

          20             permit?

          21                  MR. MILTON:  This is John Milton.  You just

          22             asked the question that a whole flurry of lawyers

          23             are struggling to define precisely.  Let me see if

          24             I can break it down simply.  The judge's order

          25             vacated all of the permits, period.  That means

           1             nobody under that order has a permit to mine.  He

           2             then stayed that vacature for all but three of the

           3             companies until the Corps' completion of the SEIS.

           4                  Upon completion of the SEIS, the stay for the

           5             remaining companies also lapses.  At that point in

           6             time, no one would have a permit to mine, and it

           7             would be up to the Corps of Engineers as to

           8             whether they granted interim permits, new permits

           9             or additional permits.  And obviously they would

          10             have to make those decisions in accordance with

          11             the requirements of the laws.

          12                  MR. BETTS:  Okay.  That's very clear.  Thank

          13             you very much, John.

          14                  THE OPERATOR:  Thank you, sir.

          15                  Our next question comes from Michael Lewittes

          16             with JL Advisors.

          17                  MR. LEWITTES:  Hi.  Did this -- did the issue

          18             always revolve around the Miami water supply, or

          19             was it originally simply an issue of environmental

          20             issues in the Everglades?

          21                  MR. BAKER:  It originally was Miami -- it was

          22             issues in the Everglades.  During the hearing, the

          23             water supply came up and the judge latched on to

          24             that as an issue.  It was very much not a part of

          25             the original pleadings.

           1                  MR. LEWITTES:  So what's going on in the

           2             whole Everglades, is that now a dead issue; they

           3             decided that they're going to move on to the water

           4             as the issue?

           5                  MR. BAKER:  No.  I don't think that's -- I

           6             think the fact that the judge vacated all the

           7             permits tells you that they're still very focused

           8             on the whole Everglades issue.

           9                  MR. LEWITTES:  So when will that decision --

          10             is that going to be a separate decision?  What's

          11             the mechanism for that?

          12                  MR. BAKER:  That's what John Milton was just

          13             talking about.  When the Corps comes out with

          14             their supplemental environmental impact statement,

          15             they will be ruling on what is the future of rock

          16             mining in the Everglades.

          17                  MR. LEWITTES:  Having nothing to do with the

          18             Miami water issue, separate issue?

          19                  MR. BAKER:  Having -- including that.

          20                  MR. LEWITTES:  Including the Miami water

          21             issue.  So the Miami water issue and then some

          22             will be what the Corps will be addressing?

          23                  MR. BAKER:  That's right.

          24                  MR. LEWITTES:  Okay.  Thanks a lot.

          25                  THE OPERATOR:  Thank you.

           1                  Our next question comes from Liz Barney with

           2             Eagle Capitol.

           3                  MS. BARNEY:  Hey, guys.  I'm just wondering

           4             above and beyond the 4,000,000 that you're making

           5             out of the Lake Belt, how much rock do you buy

           6             from other aggregate producers in the Lake Belt?

           7                  MR. BAKER:  Not much at this point.

           8                  MS. BARNEY:  Okay.  So, any rock that you're

           9             using above and beyond your 4,000,000 tons to

          10             support your concrete operations in Miami, either

          11             you don't need that much or it's coming from other

          12             sources for your concrete?

          13                  MR. BAKER:  Right.

          14                  MS. BARNEY:  So your concrete operations are

          15             dependent on that 4,000,000 tons, but it's not

          16             dependent on a whole host of other rock in that

          17             area?

          18                  MR. BAKER:  That's correct.  We buy -- if you

          19             think of Florida, you've got Miami serves the

          20             local Miami area, Orlando, Jacksonville and, in

          21             some cases, Tampa.  We have a quarry in Fort Myers

          22             that has historically served the west coast.  So

          23             the west coast operations that have been

          24             historically served will continue to be

          25             historically served.

           1                  MS. BARNEY:  Got it.  Okay.  Great.  Thanks a

           2             lot.

           3                  THE OPERATOR:  Thank you, ma'am.

           4                  As a reminder, if you would like to ask a

           5             question, please press star 1 on your touch tone

           6             phone now.

           7                  We do have another question from Michael

           8             Lewittes with JL advisors.

           9                  MR. LEWITTES:  You might have said this and I

          10             might have missed it.  I apologize.  The rocks

          11             that Vulcan brings in from the Yucatan once the

          12             merger closes, is that of the same type of rock

          13             that you'll be able to substitute that?

          14                  MR. BAKER:  It's not exactly the same, but

          15             for most concrete purposes, it is adequate.

          16                  MR. LEWITTES:  Okay.  Thank you.

          17                  THE OPERATOR:  Thank you.

          18                  Our next question comes from Tim Miller with

          19             George Weiss & Associates.

          20                  MR. MILLER:  Hi.  I'm hoping that -- you had

          21             talked a little bit about the merger with VMC.  I

          22             was hoping that you could expand on it a little

          23             bit.  It strikes me that the long-term pricing

          24             pressure is of more interest to the VMC rather

          25             than a detriment to the deal.

           1                  MR. BAKER:  That has to be your speculation

           2             and not mine.

           3                  MR. MILLER:  Sure.  Sure.  But I guess, you

           4             know, my question is more generic, that how -- I

           5             guess, how do you see the ruling impacting the

           6             closure of the deal, you know, before the end of

           7             the year?

           8                  MR. BAKER:  I don't think the ruling will

           9             have any effect on the closing of the deal.

          10                  MR. MILLER:  Thank you.

          11                  THE OPERATOR:  Thank you.

          12                  Our next question comes from reporter Rachel

          13             Lakowski.

          14                  MS. LAKOWSKI:  Hi.  Good morning, gentlemen.

          15                  MR. BAKER:  Good morning.

          16                  MS. LAKOWSKI:  I'm curious -- I'm in

          17             Jacksonville, Florida -- how exactly is the

          18             Jacksonville facility going to be affected, or

          19             what will you guys be doing with this facility?

          20                  MR. BAKER:  Our concrete facilities here?

          21                  MS. LAKOWSKI:  Yes, sir.

          22                  MR. BAKER:  We will -- God willing, we will

          23             buy rock from others, to the extent that we can't

          24             supply it ourselves, and we'll continue to

          25             operate.  But that's -- Rachel, that's what we're

           1             trying to figure out now is how we're going to

           2             supply it long-term, what the results will be.  I

           3             don't want to be coy about that, but we don't

           4             know.

           5                  MS. LAKOWSKI:  Okay.  Thank you.

           6                  THE OPERATOR:  Thank you.

           7                  Our next question comes from Garik Shmois

           8             with Longbow Research.

           9                  MR. SHMOIS:  Good morning.  I was just

          10             wondering if you could talk a little bit about the

          11             involvement of the state DOT in the case.  Have

          12             they been active during the case?  Are they filing

          13             an appeal on your behalf or independently or going

          14             forward?  We had an issue with them before.

          15                  MR. BAKER:  I'm not sure what they will be

          16             doing with regard to the appeal.  They did testify

          17             at the hearing.  They've been supportive.  I'd say

          18             very supportive.

          19                  MR. SHMOIS:  Okay.  Thanks.

          20                  THE OPERATOR:  Okay.  The last reminder, if

          21             you would like to ask a question, please press

          22             star 1 on your touch tone phone.

          23                  Okay.  Sir, there are no further questions at

          24             this time.

          25                  MR. BAKER:  Thank you all for your interest

           1             in our company and especially this issue.  We

           2             expect to have a conference call at the end of the

           3             month and the first of August to go through our

           4             earnings, and I look forward to talking to you

           5             then.  Thank you so much.

           6                  THE OPERATOR:  This concludes today's

           7             presentation.  You may now disconnect your lines.

           8                  (Whereupon, the conference call was concluded

           9             at 10:40 o'clock a.m.)

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